Exhibit 4.1


                            Form of Stock Certificate

COMMON STOCK                                                        COMMON STOCK

                                             THIS CERTIFICATE IS TRANSFERABLE IN
                                                     NEW YORK, NY OR CHICAGO, IL

Certificate                                                               Shares
Number

                        SANDERS MORRIS HARRIS GROUP INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFIES THAT                                            CUSIP 80000Q 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

Is the owner of

      FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF SANDERS MORRIS HARRIS GROUP NC. (hereinafter called the "Company"), transferable on the books of the Corporation in person or by attorney, upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby, are subject to the laws of the State of Texas, and to the Articles of Incorporation and By-Laws of the, as now or hereafter amended. This Certificate is not valid until countersigned and registered by the Transfer agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        DATED
Signature
Chief Executive Officer                 COUNTERSIGNED AND REGISTERED
                                        COMPUTERSHARE INVESTOR SERVICES, LLC.
                                        (CHICAGO)
                                        TRANSFER AGENT AND REGISTRAR

                       [SANDERS MORRIS HARRIS GROUP SEAL]
Signature
Secretary

                                        By ___________________________
                                           AUTHORIZED SIGNATURE


                        SECURITY INSTRUCTIONS ON REVERSE

                        SANDERS MORRIS HARRIS GROUP INC.

The Corporation will furnish without charge to each shareholder who so Requests, a summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preference and/or rights. Such request should be addressed to the Corporation at its principal place of business or to the transfer agent.

The Articles of Incorporation of this deny preemptive rights to its shareholders. A full statement of such limitations is set forth in the Articles of Incorporation on file in the office of the Secretary of State of the State of Texas. The Corporation will furnish a copy of such statement to the record holders of this certificate without charge on request to the Corporation at its principal place of business or to the transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common
TEN ENT  -- as tenants by the entireties
JT TEN   -- as joint tenants with right of survivorship
                       and not as tenants in common

UNIF GIFT MIN ACT --              Custodian
                     -----------             ------------
                       (Cust)                  (Minor)

                     under Uniform Gifts to Minor Act
                                                     ---------------------
                                                           (State)

UNIF TRF MIN ACT --             Custodian (until age)
                    -----------                      ------------------------
                       (Cust)                               (Minor)

                    under Uniform Transfer to Minor Act
                                                        --------------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, __________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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

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_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                             20
        --------------------------  ----

Signature:
          ------------------------------------------------------------------

Signature:
          ------------------------------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By:
   ---------------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.


SECURITY INSTRUCTIONS
This is watermarked paper. Do not accept without noting Watermark. Hold to light to verify watermark.